Exhibit 99.1

For Immediate Release

Contact: Marc Cannon
(954) 769-3146
cannonm@autonation.com

AutoNation Reports Second-Quarter Earnings From Continuing
Operations of $0.40 Per Share, Up 14%

•	Total store revenue growth of 4%

•	Same store revenue growth of 2% for new vehicles, 4% for retail used vehicles, 7% for parts and service and 4% for finance and insurance

FORT LAUDERDALE, Fla. (July 28, 2005) -— AutoNation, Inc. (NYSE: AN), America’s largest automotive retailer, today reported 2005 second-quarter net income from continuing operations of $106 million or $0.40 per share, compared to year-ago net income from continuing operations of $97 million or $0.35 per share, an increase of 14%. This increase was primarily a result of solid growth in both revenue and gross profit coupled with continued share repurchase, resolution of various tax matters and leverage of the Company’s cost structure.

Second-quarter 2005 revenue totaled $5.0 billion, an increase of 4% compared to the year-ago period resulting from revenue growth in new vehicles of 3%, retail used vehicles of 4%, parts and service of 8% and finance and insurance of 4%. Selling, general and administrative expense (SG&A) in the quarter was $556 million or 70.8% of total gross profit, a 70 basis point improvement versus prior year. Operating income for the second quarter was $210 million, a second-quarter record, up 7% versus prior year.

Commenting on the quarter, Mike Jackson, AutoNation Chairman and Chief Executive Officer, stated, “AutoNation delivered solid results in the second quarter in every area of the business, including new and used vehicles, finance and insurance and we’re especially pleased with our high-margin parts and service business. We also continued to make strides on the cost side of the equation.” At the end of the second quarter 2005, AutoNation’s new vehicle inventory level was 51 days supply versus 74 days at the end of second quarter 2004, representing a decline of 27,000 units or 26%.

Discontinued operations in the second quarter included a benefit of $0.36 per share from the resolution of various tax matters under audit from prior years.

For the six-month period ended June 30, 2005, the Company earned net income from continuing operations of $195 million or $0.72 per share. Excluding senior note repurchase cost, earnings per share from continuing operations for the six-month period ended June 30, 2005 were $204 million or $0.76 per share, compared to $0.68 per share in the prior year, an increase of 12%. The Company’s revenue for the six-month period ended June 30, 2005 totaled $9.6 billion, compared to $9.4 billion in the prior year.

AutoNation will discuss these results and information regarding the Company’s business and operating environment during a conference call and audio web cast this morning at 11:00 a.m. Eastern Time. To listen to the live conference call, dial (800) 762-7141 or listen to the audio web cast via the Internet at www.AutoNation.com by clicking on the “About Us” link, then clicking on “Investors” and then “Web casts.” A playback of the conference call will be available after 2:30 p.m. Eastern Time July 28 through August 8, 2005 by calling (800) 475-6701 (access code #789179) or via the Internet as outlined above.

About AutoNation, Inc.

AutoNation, Inc., headquartered in Fort Lauderdale, Fla., is America’s largest automotive retailer and a component of the Standard and Poor’s 500 Index. In 2004 AutoNation was named America’s Most Admired Automotive Retailer for the 4th year in a row. AutoNation has approximately 27,000 full-time employees and owns and operates 349 new vehicle franchises in 17 states. For additional information, please visit http://corp.AutoNation.com or www.AutoNation.com, where more than 100,000 vehicles are available for sale.

FORWARD LOOKING STATEMENTS

Certain statements and information included in this release constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied in such forward-looking statements. Additional discussion of factors that could cause actual results to differ materially from management’s projections, estimates and expectations is contained in the Company’s SEC filings. The Company undertakes no duty to update its forward-looking statements, including its earnings outlook. This release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as net income and diluted earnings per share from continuing operations for the six-month periods ended June 30, 2005 and 2004, adjusted in each case to exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company has provided reconciliations of these measures to the most directly comparable GAAP measures, which are set forth in the attachments to this release. The Company believes that each of the foregoing non-GAAP financial measures improves the transparency of the Company’s disclosure, provides a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improves the period-to-period comparability of the Company’s results from its core business operations.

AUTONATION, INC.
UNAUDITED CONSOLIDATED INCOME STATEMENTS
($ in millions, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Revenue:
New vehicle	$3,052.0	$2,966.5	$5,736.6	$5,678.7
Used vehicle	1,143.7	1,082.0	2,224.4	2,145.1
Parts and service	658.3	611.4	1,303.7	1,222.0
Finance and insurance	160.8	154.2	307.6	301.4
Other	23.6	22.4	44.6	46.0

Total revenue	5,038.4	4,836.5	9,616.9	9,393.2

Cost of sales:
New vehicle	2,835.2	2,756.7	5,322.5	5,273.4
Used vehicle	1,035.9	980.2	2,002.0	1,938.8
Parts and service	370.6	340.6	736.2	683.8
Other	11.4	10.5	20.6	20.3

Total cost of sales	4,253.1	4,088.0	8,081.3	7,916.3

Gross profit	785.3	748.5	1,535.6	1,476.9

Selling, general and administrative expenses	555.9	534.9	1,086.1	1,060.6
Depreciation and amortization	20.5	19.5	40.8	38.0
Other (income) expenses	(0.7)	(1.4)	(0.6)	0.4

Operating income	209.6	195.5	409.3	377.9

Floorplan interest expense	(28.8)	(20.3)	(54.2)	(36.9)
Other interest expense	(15.4)	(19.7)	(33.0)	(39.0)
Other interest expense — senior note repurchases	(0.7)	—	(15.1)	—
Interest income	1.4	0.7	2.9	1.4
Other gains (losses)	0.7	(1.0)	(0.2)	(1.4)

Income from continuing operations before income taxes	166.8	155.2	309.7	302.0

Provision for income taxes	61.0	58.7	115.0	116.7

Net income from continuing operations	105.8	96.5	194.7	185.3

Income (loss) from discontinued operations, net of income taxes	89.0	(4.4)	97.1	(5.9)

Net income	$194.8	$92.1	$291.8	$179.4

Diluted earnings per share:
Continuing operations	$0.40	$0.35	$0.72	$0.68
Discontinued operations	$0.33	$(0.02)	$0.36	$(0.02)

Net income	$0.73	$0.34	$1.08	$0.65

Weighted average common and common equivalent shares outstanding	267.8	273.2	269.0	274.5

Common shares outstanding	261.2	267.7	261.2	267.7

See accompanying note.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended June 30,				Six Months Ended June 30,
	2005	2004	$ Variance	% Variance	2005	2004	$ Variance	% Variance
Revenue:
New vehicle	$3,052.0	$2,966.5	$85.5	2.9	$5,736.6	$5,678.7	$57.9	1.0
Retail used vehicle	919.5	881.7	37.8	4.3	1,811.3	1,761.0	50.3	2.9
Wholesale	224.2	200.3	23.9	11.9	413.1	384.1	29.0	7.6

Used vehicle	1,143.7	1,082.0	61.7	5.7	2,224.4	2,145.1	79.3	3.7

Parts and service	658.3	611.4	46.9	7.7	1,303.7	1,222.0	81.7	6.7
Finance and insurance	160.8	154.2	6.6	4.3	307.6	301.4	6.2	2.1
Other	23.6	22.4	1.2		44.6	46.0	(1.4)

Total revenue	$5,038.4	$4,836.5	$201.9	4.2	$9,616.9	$9,393.2	$223.7	2.4

Gross profit:
New vehicle	$216.8	$209.8	$7.0	3.3	$414.1	$405.3	$8.8	2.2
Retail used vehicle	107.3	100.2	7.1	7.1	218.7	203.9	14.8	7.3
Wholesale	0.5	1.6	(1.1)		3.7	2.4	1.3

Used vehicle	107.8	101.8	6.0	5.9	222.4	206.3	16.1	7.8

Parts and service	287.7	270.8	16.9	6.2	567.5	538.2	29.3	5.4
Finance and insurance	160.8	154.2	6.6	4.3	307.6	301.4	6.2	2.1
Other	12.2	11.9	0.3		24.0	25.7	(1.7)

Total gross profit	785.3	748.5	36.8	4.9	1,535.6	1,476.9	58.7	4.0

Selling, general and administrative expenses	555.9	534.9	(21.0)	(3.9)	1,086.1	1,060.6	(25.5)	(2.4)

Depreciation and amortization	20.5	19.5	(1.0)		40.8	38.0	(2.8)
Other (income) expenses	(0.7)	(1.4)	(0.7)		(0.6)	0.4	1.0

Operating income	209.6	195.5	14.1	7.2	409.3	377.9	31.4	8.3

Floorplan interest expense	(28.8)	(20.3)	(8.5)		(54.2)	(36.9)	(17.3)
Other interest expense	(15.4)	(19.7)	4.3		(33.0)	(39.0)	6.0
Other interest expense — senior note repurchases	(0.7)	—	(0.7)		(15.1)	—	(15.1)
Interest income	1.4	0.7	0.7		2.9	1.4	1.5
Other gains (losses)	0.7	(1.0)	1.7		(0.2)	(1.4)	1.2

Income from continuing operations before income taxes	$166.8	$155.2	$11.6	7.5	$309.7	$302.0	$7.7	2.57

Retail vehicle unit sales:
New	104,164	104,201	(37)	—	195,748	198,800	(3,052)	(1.5)
Used	60,554	60,472	82	0.1	120,173	121,396	(1,223)	(1.0)

	164,718	164,673	45	—	315,921	320,196	(4,275)	(1.3)

Revenue per vehicle retailed:
New	$29,300	$28,469	$831	2.9	$29,306	$28,565	$741	2.6
Used	$15,185	$14,580	$605	4.1	$15,072	$14,506	$566	3.9

Gross profit per vehicle retailed:
New	$2,081	$2,013	$68	3.4	$2,115	$2,039	$76	3.7
Used	$1,772	$1,657	$115	6.9	$1,820	$1,680	$140	8.3
Finance and insurance	$976	$936	$40	4.3	$974	$941	$33	3.5

Operating Percentages	Three Months Ended June 30,		Six Months Ended June 30,
	% 2005	% 2004	% 2005	% 2004
Revenue mix percentages:
New vehicle	60.6	61.3	59.7	60.5
Used vehicle	22.7	22.4	23.1	22.8
Parts and service	13.1	12.6	13.6	13.0
Finance and insurance	3.2	3.2	3.2	3.2
Other	0.4	0.5	0.4	0.5

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	27.6	28.0	27.0	27.4
Used vehicle	13.7	13.6	14.5	14.0
Parts and service	36.6	36.2	37.0	36.4
Finance and insurance	20.5	20.6	20.0	20.4
Other	1.6	1.6	1.5	1.8

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross profit:
New vehicle	7.1	7.1	7.2	7.1
Used vehicle — retail	11.7	11.4	12.1	11.6
Parts and service	43.7	44.3	43.5	44.0
Total	15.6	15.5	16.0	15.7
Selling, general and administrative expenses	11.0	11.1	11.3	11.3
Operating income	4.2	4.0	4.3	4.0

Operating items as a percentage of total gross profit:
Selling, general and administrative expenses	70.8	71.5	70.7	71.8
Operating income	26.7	26.1	26.7	25.6

See accompanying note.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)

Cash Flow Information	Three Months Ended June 30,		Six Month Ended June 30,
	2005	2004	2005	2004
Capital expenditures, excluding property operating lease buy-outs	$36.8	$33.3	$57.3	$54.7
Property operating lease buy-outs	$10.3	$—	$10.3	$77.7
Stock repurchases	$77.7	$49.8	$148.6	$107.9
Acquisitions	$5.9	$66.5	$8.0	$154.4
Proceeds from exercises of stock options	$29.6	$37.2	$52.7	$49.9
Senior note repurchases	$6.4	$—	$112.4	$—

Floorplan Assistance and Expense	Three Months Ended June 30,			Six Month Ended June 30,
	2005	2004	Variance	2005	2004	Variance
Floorplan assistance (included in cost of sales)	$31.5	$29.9	$1.6	$58.6	$56.0	$2.6
Floorplan interest expense	(28.8)	(20.3)	(8.5)	(54.2)	(36.9)	(17.3)

Net floorplan benefit	$2.7	$9.6	$(6.9)	$4.4	$19.1	$(14.7)

Balance Sheet and Other Highlights
	June 30, 2005	December 31, 2004	June 30, 2004
Cash and cash equivalents	$47.8	$107.7	$60.6
Inventory	$2,623.6	$2,588.7	$3,227.3
Floorplan notes payable	$2,382.6	$2,470.0	$3,055.7
Non-vehicle debt	$677.3	$812.6	$821.8
Equity	$4,476.6	$4,263.1	$4,083.0
New days supply (industry standard of selling days, including fleet)	51 days	53 days	74 days
Used days supply (trailing 30 days)	42 days	37 days	44 days

Brand Mix - New Vehicle Revenue %
	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Detroit 3:
Ford (Ford, Lincoln-Mercury)	18.0	20.5	18.4	21.1
General Motors (Chevrolet, Pontiac, Buick, Cadillac, GMC)	18.6	19.8	17.6	19.4
Chrysler (Chrysler, Jeep, Dodge)	8.8	9.6	8.8	9.3

Detroit 3 total	45.4	49.9	44.8	49.8

Premium Luxury:
Mercedes	8.8	8.3	8.9	8.5
BMW	4.6	4.8	4.7	4.4
Lexus	3.0	3.1	3.1	3.2
Other premium luxury (Jaguar, Rolls Royce)	1.1	1.1	1.0	1.1

Premium Luxury total	17.5	17.3	17.7	17.2

Imports:
Honda	7.8	7.3	7.7	7.2
Toyota	12.4	11.4	12.5	11.3
Nissan	9.7	8.6	10.0	8.8
Other imports	7.2	5.5	7.3	5.7

Import total	37.1	32.8	37.5	33.0

	100.0	100.0	100.0	100.0

See accompanying note.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)

Comparable Basis Reconciliations
	Three Months Ended June 30,
	Net Income		Diluted Earnings Per Share
	2005	2004	2005	2004
As reported	$194.8	$92.1	$0.73	$0.34
Discontinued operations — store divestitures, net of income taxes	6.7	4.4	$0.03	0.02
Discontinued operations — tax adjustments	(95.7)	—	$(0.36)	—

From continuing operations, as reported	$105.8	$96.5	$0.40	$0.35

	Six Months Ended June 30,
	Net Income		Diluted Earnings Per Share
	2005	2004	2005	2004
As reported	$291.8	$179.4	$1.08	$0.65
Discontinued operations — store divestitures, net of income taxes	10.3	5.9	$0.04	0.02
Discontinued operations — tax adjustments	(107.4)	—	$(0.40)	—

From continuing operations, as reported	194.7	185.3	$0.72	$0.68

Senior note repurchases	9.1		0.03

Adjusted	$203.8	$185.3	$0.76	$0.68

Business Assumptions Impacting Long-term Average EPS Growth Target of 10% to 12% Per Year:

U.S. light vehicle annual unit sales	intensely competitive, high 16 million units

SGA % reduction (over 2005 and 2006) (SGA % of gross profit less floorplan interest expense)	approximately 110 bp

Continued opportunistic redeployment of cash flow	share repurchase, debt reduction, capital expenditures and acquisitions

Targeted return on incremental invested capital	approximately 15% after-tax

AUTONATION, INC.
UNAUDITED SAME STORE DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended June 30,				Six Months Ended June 30,
	2005	2004	$ Variance	% Variance	2005	2004	$ Variance	% Variance
Revenue:
New vehicle	$3,023.9	$2,965.9	$58.0	2.0	$5,648.5	$5,674.7	$(26.2)	(0.5)
Retail used vehicle	912.4	881.5	30.9	3.5	1,786.6	1,759.7	26.9	1.5
Wholesale	220.7	199.2	21.5	10.8	402.0	382.2	19.8	5.2

Used vehicle	1,133.1	1,080.7	52.4	4.8	2,188.6	2,141.9	46.7	2.2
Parts and service	652.6	611.2	41.4	6.8	1,286.4	1,220.8	65.6	5.4
Finance and insurance	159.9	154.1	5.8	3.8	304.7	301.7	3.0	1.0
Other	8.8	8.8	—	—	17.1	17.5	(0.4)	(2.3)

Total revenue	$4,978.3	$4,820.7	$157.6	3.3	$9,445.3	$9,356.6	$88.7	0.9

Gross profit:
New vehicle	$214.6	$209.8	$4.8	2.3	$407.2	$405.3	$1.9	0.5
Retail used vehicle	106.7	100.2	6.5	6.5	216.4	203.8	12.6	6.2
Wholesale	(0.2)	0.5	(0.7)		2.4	1.3	1.1

Used vehicle	106.5	100.7	5.8	5.8	218.8	205.1	13.7	6.7
Parts and service	284.8	270.7	14.1	5.2	558.9	537.7	21.2	3.9
Finance and insurance	159.9	154.1	5.8	3.8	304.7	301.7	3.0	1.0
Other	6.9	7.2	(0.3)	(4.2)	13.5	14.3	(0.8)	(5.6)

Total gross profit	$772.7	$742.5	$30.2	4.1	$1,503.1	$1,464.1	$39.0	2.7

Retail vehicle unit sales:
New	103,376	104,178	(802)	(0.8)	193,487	198,634	(5,147)	(2.6)
Used	60,215	60,462	(247)	(0.4)	119,090	121,280	(2,190)	(1.8)

	163,591	164,640	(1,049)	(0.6)	312,577	319,914	(7,337)	(2.3)

Revenue per vehicle retailed:
New	$29,251	$28,470	$781	2.7	$29,193	$28,569	$624	2.2
Used	$15,152	$14,579	$573	3.9	$15,002	$14,509	$493	3.4

Gross profit per vehicle retailed:
New	$2,076	$2,014	$62	3.1	$2,105	$2,040	$65	3.2
Used	$1,772	$1,657	$115	6.9	$1,817	$1,680	$137	8.2
Finance and insurance	$977	$936	$41	4.4	$975	$943	$32	3.4

Operating Percentages	Three Months Ended June 30,		Six Months Ended June 30,
	% 2005	% 2004	% 2005	% 2004
Revenue mix percentages:
New vehicle	60.7	61.5	59.8	60.6
Used vehicle	22.8	22.4	23.2	22.9
Parts and service	13.1	12.7	13.6	13.0
Finance and insurance	3.2	3.2	3.2	3.2
Other	0.2	0.2	0.2	0.3

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	27.8	28.3	27.1	27.7
Used vehicle	13.8	13.6	14.6	14.0
Parts and service	36.9	36.5	37.2	36.7
Finance and insurance	20.7	20.8	20.3	20.6
Other	0.8	0.8	0.8	1.0

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross Profit:
New vehicle	7.1	7.1	7.2	7.1
Used vehicle — retail	11.7	11.4	12.1	11.6
Parts and service	43.6	44.3	43.4	44.0
Total	15.5	15.4	15.9	15.6

See accompanying note.